Exhibit 99.1

Contact:	LeAnne Zumwalt
Investor Relations
DaVita Inc.
(650) 696-8910

DAVITA 2nd QUARTER 2006 RESULTS

El Segundo, California, August 2, 2006 – DaVita Inc. (NYSE: DVA), today announced results for the quarter ended June 30, 2006. Income from continuing operations for the three and six months ended June 30, 2006, was $64.3 million and $122.1 million, or $0.61 and $1.16 per share, respectively, as compared with $48.1 million and $100.1 million or $0.46 and $0.97 per share, respectively, for the same periods of 2005.

Income from continuing operations for the three and six months ended June 30, 2006 included incremental after-tax stock-based compensation expense of $2.8 million and $5.6 million or $0.02 and $0.05 per share, respectively, related to SFAS No. 123(R). Net income including discontinued operations for the three and six months ended June 30, 2006 was $63.2 million and $120.7 million or $0.60 and $1.14 per share, respectively.

Financial and operating highlights include:

•	Cash Flow: Operating cash flow for the three months ended June 30, 2006 was $256 million and free cash flow was $227 million. For the rolling 12-months ended June 30, 2006 operating cash flow was $572 million and free cash flow was $482 million, in each case excluding the tax benefit from stock option exercises and an $85 million income tax payment associated with the divestiture of centers in conjunction with the Gambro Healthcare acquisition. Including these items, operating cash flow for the rolling 12-months was $500 million and free cash flow was $411 million.

•	Operating Income: Operating income for the three months and six months ended June 30, 2006, was $172 million and $334 million, respectively.

•	Volume: Total treatments for the second quarter were 3,602,567 or 46,187 treatments per day, as compared to 3,501,032 or 45,468 treatments per day for the first quarter of 2006. Non-acquired treatment growth in the quarter was 4.1% over the prior year’s quarter.

•	Center Activity: As of June 30, 2006, we operated or provided administrative services at 1,255 outpatient centers serving approximately 100,000 patients. During the second quarter of 2006 we acquired 8 centers, including one center where we previously provided management services, opened 10 new centers and closed 3 centers.

Outlook

We are revising our 2006 operating income guidance; operating income is now expected to be in the $670-700 million range. Our previous guidance was for operating income to be in the $600-680 million range. These projections and the underlying assumptions involve significant risks and uncertainties, including those described below and actual results may vary significantly from these current projections.

DaVita will be holding a conference call to discuss its results for the second quarter ended June 30, 2006 on August 2, 2006 at 12PM noon Eastern Time. The dial in number is (800)-399-4406. A replay of the conference call will be available on DaVita’s official web page, www.davita.com, for the following 30 days.

This release contains forward–looking statements, including statements related to our 2006 operating results. Factors which could impact future results include the uncertainties associated with governmental regulations, general economic and other market conditions, acquisitions and the risk factors set forth in the Company’s SEC filings, including its Form 10-Q for the quarter ended March 31, 2006. The forward-looking statements should be considered in light of these risks and uncertainties.

These risks and uncertainties include those relating to:

•	the concentration of profits generated from preferred provider organizations and private indemnity patients,

•	possible reductions in private and government payment rates,

•	changes in pharmaceutical practice patterns, payment policies, or pharmaceutical pricing,

•	our ability to maintain contracts with physician medical directors,

•	legal compliance risks, including our continued compliance with complex government regulations and the ongoing review by the U.S. Attorney’s Office for the Eastern District of Pennsylvania and the OIG, the subpoena from the U.S. Attorney’s Office for the Eastern District of New York, the subpoenas from the U.S. Attorney’s Office for the Eastern District of Missouri and DVA Renal Healthcare’s (formerly known as Gambro Healthcare, Inc.) compliance with its corporate integrity agreement,

•	our ability to complete and integrate acquisitions of businesses, and

•	the successful integration of DVA Renal Healthcare, including its billing and collection operations.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

This release contains non-GAAP financial measures. For reconciliations of these non-GAAP financial measures to their most comparable measure calculated and presented in accordance with GAAP, see the attached reconciliation schedules.

DAVITA INC.

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2006	2005	2006	2005
Net operating revenues	$1,207,816	$617,085	$2,371,004	$1,195,711
Operating expenses and charges:
Patient care costs	842,973	413,225	1,660,746	800,740
General and administrative	111,444	59,856	215,612	114,119
Depreciation and amortization	41,717	24,933	83,608	48,778
Provision for uncollectible accounts	31,230	10,964	61,310	21,289
Minority interests and equity income, net	8,700	5,676	15,901	9,494

Total operating expenses and charges	1,036,064	514,654	2,037,177	994,420

Operating income	171,752	102,431	333,827	201,291
Debt expense	(68,436)	(24,885)	(138,895)	(42,416)
Swap valuation (loss) gain		(2,131)		6,261
Refinancing charges				(6,872)
Other income	2,973	2,065	6,847	3,682

Income from continuing operations before income taxes	106,289	77,480	201,779	161,946
Income tax expense	41,960	29,353	79,670	61,849

Income from continuing operations	64,329	48,127	122,109	100,097
Discontinued operations
Income from operations of discontinued operations, net of tax		4,816		9,180
Loss on disposal of discontinued operations, net of tax	(1,092)		(1,403)

Net income	$63,237	$52,943	$120,706	$109,277

Earnings per share:
Basic earnings per share from continuing operations	$0.62	$0.48	$1.18	$1.00

Basic earnings per share	$0.61	$0.53	$1.17	$1.09

Diluted earnings per share from continuing operations	$0.61	$0.46	$1.16	$0.97

Diluted earnings per share	$0.60	$0.51	$1.14	$1.06

Weighted average shares for earnings per share:
Basic	103,479,062	100,476,587	103,046,461	99,939,222

Diluted	105,645,208	103,845,030	105,486,027	103,512,444

DAVITA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Six months ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$120,706	$109,277
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	83,608	50,708
Stock-based compensation expense	11,455	1,862
Tax benefits from stock option exercises	1,574	25,846
Deferred income taxes	(20,980)	(11,433)
Minority interests in income of consolidated subsidiaries	17,360	10,652
Distributions to minority interests	(13,357)	(7,970)
Equity investment income	(1,459)	(511)
Gain on other dispositions	(360)	(400)
Loss on disposal of discontinued operations	787	—
Non-cash debt and other expenses	8,880	1,505
Refinancing charges	—	6,872
Swap valuation gain	—	(6,261)
Excess tax benefits from stock-based compensation	(22,054)	—
Changes in operating assets and liabilities, net of effect of acquisitions and divestitures:
Accounts receivable	(2,555)	(15,546)
Inventories	(23,282)	(2,528)
Other receivables and other current assets	(15,522)	(12,185)
Other long term assets	(1,040)	(94)
Accounts payable	(20,997)	5,054
Accrued compensation and benefits	60,829	18,314
Other current liabilities	70,714	41,028
Income taxes	(24,701)	1,221
Other long-term liabilities	2,920	2,190

Net cash provided by operating activities	232,526	217,601

Cash flows from investing activities:
Additions of property and equipment, net	(115,362)	(65,905)
Acquisitions and purchases of other ownership interests	(69,578)	(88,683)
Proceeds from divestitures and asset sales	21,098	—
Investments in and advances to affiliates, net	9,981	8,721
Intangible assets	(5,630)	(780)

Net cash used in investing activities	(159,491)	(146,647)

Cash flows from financing activities:
Borrowings	2,925,838	1,742,232
Payments on long-term debt	(3,139,358)	(1,752,197)
Deferred financing costs	(2)	(29,979)
Excess tax benefits from stock-based compensation	22,054	—
Stock option exercises and other share issuances, net	25,941	29,772

Net cash used in financing activities	(165,527)	(10,172)

Net (decrease) increase in cash and cash equivalents	(92,492)	60,782
Cash and cash equivalents at beginning of period	431,811	251,979

Cash and cash equivalents at end of period	$339,319	$312,761

DAVITA INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(dollars in thousands, except per share data)

	June 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	$339,319	$431,811
Accounts receivable, less allowance of $159,745 and $138,598	859,165	853,560
Inventories	93,362	69,130
Other receivables	135,731	116,620
Other current assets	24,620	38,463
Deferred income taxes	177,426	144,824

Total current assets	1,629,623	1,654,408
Property and equipment, net	787,378	750,078
Amortizable intangibles, net	224,769	235,944
Investments in third-party dialysis businesses	1,936	3,181
Other long-term assets	57,562	41,768
Goodwill	3,640,143	3,594,383

	$6,341,411	$6,279,762

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	$190,096	$212,049
Other liabilities	449,599	381,964
Accrued compensation and benefits	291,140	231,994
Current portion of long-term debt	5,008	71,767
Income taxes payable	45,204	91,959

Total current liabilities	981,047	989,733
Long-term debt	3,939,047	4,085,435
Other long-term liabilities	27,287	26,416
Alliance and product supply agreement and other intangibles, net	149,943	163,431
Deferred income taxes	93,251	75,499
Minority interests	107,992	88,639
Commitments and contingencies
Shareholders’ equity:
Preferred stock ($0.001 par value, 5,000,000 shares authorized; none issued)
Common stock ($0.001 par value, 195,000,000 shares authorized; 134,862,283 shares issued)	135	135
Additional paid-in capital	602,952	569,751
Retained earnings	960,636	839,930
Treasury stock, at cost (31,280,720 and 32,927,026 shares)	(545,313)	(574,013)
Accumulated comprehensive income valuations	24,434	14,806

Total shareholders’ equity	1,042,844	850,609

	$6,341,411	$6,279,762

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Q2 2006	Q1 2006	Q2 2005	Six months ended June 30, 2006
Financial Results:
Income from continuing operations	$64.3	$57.8	$48.1	$122.1
Net income	$63.2	$57.5	$52.9	$120.7
Diluted earnings per share from continuing operations	$0.61	$0.55	$0.46	$1.16
Diluted earnings per share	$0.60	$0.55	$0.51	$1.14
Operating income	$171.8	$162.1	$102.4	$333.8
Operating income margin	14.2%	13.9%	16.6%	14.1%
Other comprehensive income
Unrealized gain (loss) on securities, net of tax (expense) benefit of ($2.2), ($3.9), $5.7 and ($6.1)	$3.4	$6.2	$(9.0)	$9.6
Business Metrics:
Volume
Treatments	3,602,567	3,501,032	1,856,522	7,103,599
Number of treatment days	78.0	77.0	78.0	155.0
Treatments per day	46,187	45,468	23,802	45,830
Per day year over year increase	94.0%	98.7%	15.5%	96.3%
Non-acquired growth year over year	4.1%	4.6%	5.5%	4.3%
Revenue
Total operating revenue	$1,208	$1,163	$617	$2,371
Dialysis revenue per treatment	$318.80	$316.70	$313.49	$317.77
Per treatment increase from previous quarter	0.66%	2.0%	0.43%	—
Per treatment increase from previous year	1.7%	1.5%	0.35%	1.6%
Expenses
A. Patient care costs
Percent of revenue	69.8%	70.3%	67.3%	70.0%
Per treatment	$233.99	$233.58	$222.58	$233.79
Per treatment increase from previous quarter	0.18%	2.2%	1.2%	—
Per treatment increase from previous year	5.1%	6.2%	0.77%	5.6%
B. General & administrative expenses
Percent of revenue	9.2%	9.0%	9.7%	9.1%
Per treatment	$30.93	$29.75	$32.24	$30.35
Per treatment increase from previous quarter	4.0%	6.7%	4.7%	—
Per treatment (decrease) increase from previous year	(4.1%)	(3.4%)	13.3%	(3.8%)
C. Bad debt expense as a percent of current-period revenue	2.6%	2.6%	1.8%	2.6%
D. Consolidated effective tax rate from continuing operations	39.5%	39.5%	38.0%	39.5%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in millions, except for per share and per treatment data)

	Q2 2006	Q1 2006	Q2 2005	Six months ended June 30, 2006
Cash Flow
Operating cash flow	$256.1	$(23.6)	$106.2	$232.5
Operating cash flow, excluding tax benefit from stock option exercises and the income tax payment on divested centers	$255.5	$60.8	$95.4	$316.3
Free cash flow	$227.5	$(43.3)	$91.6	$184.2
Free cash flow, excluding tax benefit from stock option exercises and the income tax payment on divested centers	$226.9	$41.1	$80.8	$267.9
Capital expenditures:
Development and relocations	$37.3	$26.3	$22.2	$63.6
Routine maintenance/IT/other	$30.1	$21.7	$18.6	$51.8
Acquisition expenditures	$46.7	$22.8	$83.9	$69.6
Accounts Receivable
Net receivables	$859	$859	$478
DSO	67	69	70
Debt/Capital Structure
Total debt	$3,944	$4,045	$1,366
Net debt, net of cash	$3,605	$3,765	$1,053
Leverage ratio (see Note 1)	4.07x	4.29x	—
Clinical (quarterly averages)
Dialysis adequacy - % of patients with Kt/V > 1.2	93%	93%	94%
Patients with arteriovenous fistula	50%	49%	45%

DAVITA INC.

SUPPLEMENTAL FINANCIAL DATA—continued

(unaudited)

(dollars in thousands)

Note 1: Calculation of the Leverage Ratio

Under the Company’s current credit agreement (Credit Agreement), the leverage ratio is defined as all funded debt plus the face amount of all letters of credit issued, minus cash and cash equivalents, divided by “Consolidated EBITDA”. The leverage ratio determines the interest rate margin payable by the Company under the Credit Agreement by establishing the margin over the base interest rate (LIBOR) that is applicable. The following leverage ratio was calculated using “Consolidated EBITDA” as defined in the Credit Agreement. The calculation below is based on the last twelve-months of Consolidated “EBITDA”, pro forma for the DVA Renal Healthcare acquisition and related divestitures as well as other routine acquisitions. The Company’s management believes that the presentation of “Consolidated EBITDA” is useful to investors to enhance their understanding of the Company’s leverage ratio under its Credit Agreement.

Rolling 12-months ended June 30, 2006
Income from continuing operations	$240,668
Income taxes	155,083
Debt expense	279,739
Depreciation and amortization	169,106
Minority interests and equity income, net	29,433
Swap valuation losses	1,713
Refinancing charges	1,298
Other	7,788
Stock-based compensation expense	13,259

“Consolidated EBITDA”	$898,087

June 30, 2006
Total debt	$3,944,055
Letters of credit issued	50,345

3,994,400
Less: cash and cash equivalents	(339,319)

Consolidated net debt	$3,655,081

Last twelve months “Consolidated EBITDA”	$898,087

Leverage ratio	4.07x

In accordance with the Company’s Credit Agreement, the Company’s leverage ratio can not exceed 6.0 to 1.0 as of June 30, 2006. At that date, the Company’s leverage ratio did not exceed 6.0 to 1.0.

DAVITA INC.

RECONCILIATIONS FOR NON-GAAP MEASURES

(unaudited)

(dollars in thousands)

1. Operating cash flow, excluding tax benefit from stock option exercises and income tax payment on divested centers:

We believe that operating cash flow excluding tax benefit from stock option exercises and income tax payment on divested centers enhances a user’s understanding of our normal operating cash flows for these periods by providing a measure that is more meaningful because it is comparable to prior periods and indicative of consistent operating cash flow items, and because it excludes certain non-recurring transactions that can cause unusual fluctuations in our operating cash flows. This measure is not a measure of financial performance under United States generally accepted accounting principles and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows or as a measure of liquidity.

	Q2 2006	Q1 2006	Six months ended June 30, 2006	Q2 2005	Rolling 12- Month Period ended Q2 2006
Cash (used in) provided by operating activities	$256,090	$(23,564)	$232,526	$106,195	$500,479
Less: Tax benefit from stock option exercises	(591)	(983)	(1,574)	(10,753)	(14,212)
Income tax payment on divested centers	—	85,328	85,328	—	85,328

	$255,499	$60,781	$316,280	$95,442	$571,595

2. Free cash flow and free cash flow, excluding tax benefit from stock option exercises and income tax payment on divested centers:

Free cash flow represents net cash provided by operating activities less expenditures for routine maintenance and information technology. We believe free cash flow is a useful adjunct to cash flow from operating activities and other measurements under United States generally accepted accounting principles, since it is a meaningful measure of our ability to fund acquisition and development activities and meet our debt service requirements. Free cash flow is not a measure of financial performance under United States generally accepted accounting principles and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows or as a measure of liquidity.

	Q2 2006	Q1 2006	Six months ended June 30, 2006	Q2 2005	Rolling 12- Month Period ended Q2 2006
Cash (used in) provided by operating activities	$256,090	$(23,564)	$232,526	$106,195	$500,479
Less: Expenditures for routine maintenance and information technology	(28,640)	(19,726)	(48,366)	(14,614)	(89,757)

Free cash flow	$227,450	$(43,290)	$184,160	$91,581	$410,722
Less: Tax benefit from stock option exercises	(591)	(983)	(1,574)	(10,753)	(14,212)
Income tax payments on divested centers	—	85,328	85,328	—	85,328

	$226,859	$41,055	$267,914	$80,828	$481,838